Exhibit 99.3

                            SNAP-ON INCORPORATED
                            AMENDED AND RESTATED
                          BENEFIT TRUST AGREEMENT


            AMENDED AND RESTATED BENEFIT TRUST AGREEMENT
("Trust Agreement"), dated July 2, 1998 (referred to herein as "the date hereof") and amended and restated as of March 17, 2000, by and between Snap-on Incorporated, a Delaware corporation (the "Company"), and The Northern Trust Company, as trustee of the Trust created hereby (the "Trustee").

            WHEREAS, the Company is or may become obligated in respect of its existing compensation and benefit plans, agreements, programs, arrangements and practices listed on Exhibit A attached hereto and such existing and future plans, agreements, programs, arrangements and practices as may hereafter be listed on said Exhibit A (the plans, agreements, programs, arrangements and practices listed on said Exhibit A from time to time being collectively referred to herein as the "Plans") to make payments to or contributions on behalf of its past, present or future employees and franchise dealers or their beneficiaries; and

            WHEREAS, for purposes of providing a source for the satisfaction, in whole or in part, of the contractual obligations of the Company under the Plans, the Company desires to establish a trust (the "Trust"), which is intended to constitute a grantor trust within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended (the "Code"), the assets of which shall be subject to the claims of the Company's existing or future creditors;

            WHEREAS, the Company desires that the assets to be held in the Trust should be principally or exclusively securities of the Company and, therefore, expressly waives any diversification of investments that might otherwise be necessary, appropriate or required pursuant to applicable law.


            NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the parties hereto agree as follows:

                              ARTICLE I

                        PURPOSE OF THE TRUST

            SECTION 1.1 Purpose. (a) The purpose of the Trust is to hold shares of Common Stock of the Company, par value $1.00 per share ("Common Stock"), or other property as herein provided as a source to satisfy the Company's contractual obligations under the Plans.

            (b) The Company shall continue to be liable to make all payments and deliver shares of Common Stock as required of the Company under the terms of the Plans to the extent such payments have not been made or such shares of Common Stock have not been delivered pursuant to this Trust Agreement. Distributions made from the Trust in respect of the Plans pursuant to Section 3.1 shall, to the extent of such distributions, satisfy the Company's contractual obligations under the Plans.

                             ARTICLE II

                     TRUST AND THE TRUST CORPUS

            SECTION 2.1 Delivery of Funds and Common Stock. (a) Concurrently with the execution of this Trust Agreement, the Company is selling to the Trustee from the Company's treasury stock an aggregate of 7,100,000 shares (the "Acquired Shares") of Common Stock, pursuant to the terms of a Stock Purchase Agreement, dated the date hereof, between the Company and the Trustee (the "Stock Purchase Agreement"), such Acquired Shares (including earnings thereon and proceeds realized from the sale, exchange or other disposition of such Acquired Shares) to constitute collateral for the repayment of the Note (as defined below) until released from collateral as provided herein and otherwise to be held, administered and disposed of by the Trustee as provided herein. Concurrently with the execution of this Trust Agreement, and pursuant to the terms of the Stock Purchase Agreement, the Trustee is delivering to the Company, on behalf of the Trust, a Note (the "Note") of the Trust in the original principal amount of $260,037,500, in payment of the purchase price for the Acquired Shares, such purchase price having been determined by the Company based on the closing price per share of Common Stock on the New York Stock Exchange on the business day immediately preceding the sale of the Acquired Shares to the Trustee.

                  (b) The Company may sell or otherwise deliver to the Trustee additional shares of Common Stock, to be held in trust hereunder.

                  (c) Except as otherwise provided herein, all cash dividends paid in respect of shares of Common Stock held in the Trust shall be invested in Cash Equivalents.

            SECTION 2.2 Contributions to Repay Trust Indebtedness. The Company shall contribute to the Trust in cash an amount which, when added to cash dividends and other proceeds received by the Trust in respect of Acquired Shares (or other shares of Common Stock) held in the Trust and not previously applied under this Section 2.2, shall enable the Trustee to make payments of principal and interest due under the Note on a timely basis or to make mandatory or optional prepayments of such principal or interest. The Trustee shall promptly apply all cash dividends paid in respect of Acquired Shares (or other shares of Common Stock held in the Trust) and all cash contributions to the payment of principal and interest under the Note, whether mandatory or optional in nature. To the extent the Company fails to make any contribution required under this Section 2.2 when due, such contribution shall be deemed to have been made in the form of forgiveness of principal and interest then due and owing on the Note (or forgiveness of principal and interest to the extent of any mandatory or optional prepayment, as the case may be). The Trustee shall be accountable for all contributions received by it, but shall have no duty to require any contributions to be made to it. The Committee (as hereinafter defined) shall provide timely notice to the Trustee regarding each dividend payment and each contribution to be made (or deemed to be made) pursuant to this
Section 2.2.

            SECTION 2.3 Trust Corpus. As used herein, the term "Trust Corpus" shall mean any cash, Cash Equivalents or shares of Common Stock delivered, sold or otherwise contributed to the Trustee as described in
Section 2.1 or 2.2 hereof, together with any dividends or earnings thereon or any proceeds from the disposition thereof, plus any cash or Cash Equivalents or shares of Common Stock sold or otherwise delivered thereafter pursuant to Section 2.1 or 2.2 hereof, together with any earnings thereon or any proceeds from the disposition thereof (and less such amounts distributed from the Trust pursuant to the terms hereof). As used herein, the term "Cash Equivalents" shall mean securities issued or directly and fully guaranteed by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of less than one year from the date of acquisition or money market portfolios of registered mutual funds, including those for which the Trustee or its affiliates acts as investment advisor. The Trust Corpus shall at all times be limited to shares of Common Stock and cash or Cash Equivalents.

                             ARTICLE III

                     RELEASE OF THE TRUST CORPUS

            SECTION 3.1 Use of Assets. In accordance with the provisions hereof and subject to Section 3.3 hereof, the Trustee shall apply the Trust Corpus (1) to the payment of outstanding principal and interest on the Note, in accordance with the terms thereof, (2) on behalf of the Company to the satisfaction of the Company's contractual obligations under the Plans in accordance with Section 3.2 hereof, (3) to the acquisition of additional shares of Common Stock pursuant to Section 2.1(b) hereof, or (4) otherwise as provided in Section 6.1 upon termination of the Trust.

            SECTION 3.2 Release from Collateral. (a) On each date on which payment is made (or deemed to have been made) of any principal amount of the Note (a "Principal Payment Date"), the following number of Acquired Shares (and related collateral) shall be released from collateral: the number of Acquired Shares held in the Trust as collateral immediately prior to the Principal Payment Date multiplied by a fraction, the numerator of which is the amount of the principal payment made (or deemed to have been made) on such date and the denominator of which is the principal amount of the Note outstanding immediately prior to such principal payment. The Trustee may confirm with the Committee the number of Acquired Shares to be released, and if it does so, it may rely upon such confirmation. The shares of Common Stock and related collateral released pursuant to this Section
3.2 shall thereafter be available for application by the Trustee for the purposes specified in Section 3.1 above. Any shares of Common Stock subsequently acquired by the Trust which do not constitute collateral for any borrowing of the Trust shall become available for use under Section 3.2(b) in the same proportion as the Acquired Shares are released from collateral, as described above.

                  (b) The shares of Common Stock released from collateral (or otherwise becoming available for use hereunder) at any time (1) first, shall be transferred to the Administrator (as hereinafter defined) of the Stock Purchase Plans (as defined in Section 4.4(a) hereof) to the extent necessary to satisfy the Company's obligations under the Stock Purchase Plans, (2) second, to the extent such shares of Common Stock remain after the transfer provided for in clause (1), shall be transferred to the Administrator of the Stock Option Plan (as defined in Section 4.4(a) hereof) to the extent necessary to satisfy the Company's obligations under the Stock Option Plan, and (3) thereafter, to the extent such shares of Common Stock remain after the transfers provided for in clauses (1) and
(2), shall be transferred to the Director (as hereinafter defined) or Administrators to satisfy the Company's obligations under such Plans as determined by the Committee (as hereinafter defined), taking into account the best interests of a broad cross-section of Participants.

                  (c) The Committee shall inform the Trustee in writing of how many shares are required to fund the obligations referred to in clauses
(1),(2) and (3) of Section 3.2(b) above. The Trustee may rely upon written instructions received from the Committee to carry out the provisions contained in Section 3.2(b) above and shall have no responsibility to verify, review or monitor the determinations made by the Committee.

                  (d) For purposes of this Trust Agreement, (1) the term "Committee" shall mean a committee comprised of the Chief Financial Officer, Chief Legal Officer and Director-Corporate Benefits of the Company (the members of the Committee shall be certified to the Trustee by the Secretary or Assistant Secretary of the Company); (2) the term "Administrator" shall refer to the committee, Company official(s) or other persons listed on Exhibit A charged with responsibility for overseeing and administering the particular Plan or the designee thereof (as disclosed in writing to the Trustee); and (3) the term "Director" shall mean the Director-Corporate Benefits of the Company.

            SECTION 3.3 Deliveries to Creditors of the Corporation. It is the intent of the parties hereto that the Trust Corpus is and shall remain at all times subject to the claims of the general creditors of the Company. Accordingly, neither the Trustee nor the Company shall create a security interest in the Trust Corpus in favor of the Plans, any participant therein (each, a "Participant"), any beneficiary of such Participant (each, a "Beneficiary") or any creditor. If the Trustee receives the notice provided for in Section 3.4, or if the Trustee otherwise receives actual notice that the Company is insolvent or bankrupt as defined in Section 3.4, the Trustee shall make no further distributions of the Trust Corpus but shall deliver the entire amount of the Trust Corpus only as a court of competent jurisdiction, or duly appointed receiver or other person authorized to act by such a court, may direct. The Trustee shall resume distribution of the Trust Corpus under the terms hereof, upon no less than 30 days' advance notice to the Company, if the Trustee determines that the Company was not, or is no longer, bankrupt or insolvent. Such determination shall be made in a timely fashion, and shall be based upon a decision of a court of competent jurisdiction, a report of a nationally recognized appraisal firm or a certification by the Chief Executive Officer of the Company or a determination of the Board of Directors of the Company (the "Board"). The Trustee may conclusively rely upon any such decision, report or certification. Unless the Trustee has actual knowledge of the Company's bankruptcy or insolvency, the Trustee shall have no duty to inquire whether the Company is bankrupt or insolvent. In no event shall "actual knowledge" be deemed to include knowledge of the Company's credit status held by banking officers or banking employees of The Northern Trust Company which has not been communicated to the trust department of the Trustee.

            SECTION 3.4 Notification of Bankruptcy or Insolvency. The Company shall advise the Trustee promptly in writing of the Company's bankruptcy or insolvency. The Company shall be deemed to be bankrupt or insolvent upon the occurrence of any of the following:

                        (i) the Company shall make an assignment for the benefit of creditors; file a petition in bankruptcy; petition or apply to any tribunal for the appointment of a custodian, receiver, liquidator, sequestrator, or any trustee for it or a substantial part of its assets; commence any case under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar law or statute of any jurisdiction (federal or state), whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such case shall have been commenced against it, in which an order for relief is entered or which remains undismissed for a period of 120 days; or the Company by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or case or order for relief or to the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its property, or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 120 days; or

                        (ii) the Company shall generally not pay its debts as such debts become due or shall cease to pay its debts generally in the ordinary course of business.


                             ARTICLE IV

                    ADMINISTRATION OF TRUST FUND

            SECTION 4.1 Trustee. (a) The duties and responsibilities of the Trustee shall be limited to those expressly set forth in this Trust Agreement and the Stock Purchase Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Trustee.

                  (b) If, under circumstances described in Section 3.4 or otherwise, all or any part of the Trust Corpus is at any time attached, garnished, or levied upon by any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by a court affecting such property or any part thereof, then and in any of such events the Trustee is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree, and it shall not be liable to the Company, any Plan or any Participant or Beneficiary by reason of such compliance even though such order, writ, judgment or decree subsequently may be reversed, modified, annulled, set aside or vacated.

                  (c) The Trustee or its agent shall maintain such books, records and accounts as may be necessary for the proper administration of the Trust Corpus (and agreed to from time to time between the Company and the Trustee), and shall render to the Committee, within 30 days of the end of each fiscal quarter of the Company, commencing with the fiscal quarter ending October 3, 1998, until the termination of the Trust (and on the date of such termination or as promptly as practicable thereafter), an accounting with respect to the Trust Corpus as of the end of the then most recent fiscal quarter (and as of the date of such termination).

                  (d) The Trustee shall not be liable for any act taken or omitted to be taken hereunder if taken or omitted to be taken by it in good faith. The Trustee shall also be fully protected in relying upon any notice or instruction given hereunder which it in good faith believes to be genuine and executed and delivered in accordance with this Trust.

                  (e) The Trustee may consult with legal counsel to be selected by it, including counsel to the Company, and the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel.

                  (f) The Trustee shall be reimbursed by the Company for its reasonable expenses incurred in connection with the performance of its duties hereunder and shall be paid reasonable fees for the performance of such duties. Any amounts payable to the Trustee under this paragraph (f) may be payable from the Trust Corpus if not paid by the Company.

                  (g) Except for any damages, losses, claims or expenses resulting from the Trustee's gross negligence or willful misconduct, the Company agrees to indemnify and hold harmless the Trustee from and against any and all damages, losses, claims or expenses as incurred (including reasonable expenses of investigation and reasonable fees, charges and disbursements of counsel to the Trustee and any taxes imposed on the Trust Corpus or income of the Trust) arising out of or in connection with the performance by the Trustee of its duties hereunder, including (except as otherwise provided in Section 4.4 hereof) the failure of the Trustee to act in the absence of direction from the person or entity responsible for such direction. Without limiting the generality of the foregoing, the Trustee shall be under no liability to any person for (and the Company shall indemnify and hold the Trustee harmless from and against) any loss of any kind which may result by reason of any action taken by it pursuant to
Section 4.4 or by reason of its exercising any power or authority under
Section 4.4 or by reason of the purchase or retention of Common Stock.

                  (h) Subject to the provisions of this Trust Agreement, the Trustee shall have the following additional powers and authority, in furtherance of the purpose of the Trust as described in Section 1.1(a), with respect to property constituting a part or all of the Trust Corpus:

                        (i) To acquire and hold shares of Common Stock and cash or Cash Equivalents, and, subject to Section 4.3 hereof, to sell, exchange or transfer any such property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof;

                        (ii) To exercise any conversion privilege or subscription right available in connection with any such property; subject to Sections 4.3 and 4.4 hereof, to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, any of the securities of which may at any time be held in the Trust and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire;

                        (iii) To commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust;

                        (iv) Subject to Sections 4.3 and 4.4 hereof, to exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any shares of Common Stock or other property;

                        (v) To engage legal counsel, including counsel to the Company, or any other suitable agents, to consult with such counsel or agents with respect to the construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit to take, to rely upon the advice of such counsel or agents, and to pay its reasonable fees, expenses and compensation;

                        (vi) To register any securities held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form;

                        (vii) To make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, proxies, releases or other instruments in writing necessary or proper for the exercise of any of the foregoing powers; and

                        (viii)To take any other action necessary or advisable in furtherance of the foregoing powers and the purposes of this Trust.

            SECTION 4.2 Successor Trustee. The Trustee may resign and be discharged from its duties hereunder at any time by giving to the Company notice in writing of such resignation specifying a date (not less than 30 days after the giving of such notice) when such resignation shall take effect. Promptly after such notice, the Company shall appoint an independent financial institution as successor trustee, such trustee to become Trustee hereunder upon the resignation date specified in such notice. The Trustee shall continue to serve until its successor accepts the trust and receives delivery of the Trust Corpus. The Company may at any time substitute an independent financial institution as successor trustee by giving 15 days' notice thereof to the Trustee then acting. In the event of such removal or resignation, the Trustee shall duly file with the Committee a written statement or statements of account as provided in
Section 4.1(c) for the period since the last previous accounting of the Trust, and if written objection to such account is not filed within 90 days, the Trustee shall to the maximum extent permitted by applicable law be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account.

            SECTION 4.3 Limitations on Sales and Borrowings. Except as otherwise provided in Sections 3.2, 3.3, 4.4 and 6.1 hereof, the Trustee shall not sell, exchange or transfer any shares of Common Stock or grant any option for the purchase or exchange of any shares of Common Stock. Except as contemplated by Section 2.1(a) hereof, the Trustee shall not incur any indebtedness in connection with the acquisition of shares of Common Stock.

            SECTION 4.4 Voting and Tendering of Common Stock.

                  (a) (1) Voting of Common Stock.. The Trustee shall vote (or act by written consent with respect to) the shares of Common Stock held by the Trust in accordance with the provisions of this Section 4.4(a). As soon as practicable following the record date in question, the Company shall deliver to the Trustee a schedule (the "Eligible Participant Schedule") listing (1) all persons other than members of the Board of Directors (collectively, "Eligible Participants") with respect to whom shares of Common Stock are deliverable as of such record date as a result of (x) purchases by such Eligible Participants pursuant to the Company's Employee Stock Ownership Plan or Franchised Dealer Stock Ownership Plan, including any successor or substitute stock purchase plans as may be listed on Exhibit A from time to time (collectively, the "Stock Purchase Plans"), or (y) the exercise of stock options granted to such Eligible Participants pursuant to the Company's Amended and Restated Snap-On Incorporated 1986 Incentive Stock Program, as amended from time to time, including any successor or substitute stock incentive or option plans as may be listed on Exhibit A from time to time (such plans, the "Stock Option Plan") and (2) the number of Directed Shares (as hereinafter defined) with respect to which each Eligible Participant is entitled to direct the voting. Each Eligible Participant listed on such Eligible Participant Schedule shall have the right to direct the vote (or written consent) with respect to that number of shares of Common Stock held by the Trust as of such record date (such number being hereinafter referred to as the "Directed Shares") which is equal to the number of shares then deliverable to such Eligible Participant as a result of purchases by such Eligible Participant under the Stock Purchase Plans or the exercise by such Eligible Participant of stock options granted under the Stock Option Plan and shall also furnish to the Trustee such further information as the Trustee determines is necessary for it to perform its responsibilities under this Section 4.4(a). If an Eligible Participant provides directions to the Trustee with respect to the voting of (or action by written consent with respect to) his or her Directed Shares, the Trustee shall vote (or act by written consent with respect to), or abstain or withhold authority with respect to, as applicable, shares of Common Stock held by the Trust as of such record date which are equal in number to such Directed Shares in accordance with the directions of such Eligible Participant. With respect to (1) shares of Common Stock held by the Trust as of such record date which are equal to the aggregate number of Directed Shares with respect to which the Trustee has not received directions from Eligible Participants and (2) shares of Common Stock held in the Trust as of such record date which are in excess of the aggregate number of Directed Shares (the shares referred to in (1) and (2) being collectively referred to as the "Mirrored Shares"), the number of Mirrored Shares to be voted in a particular manner (or acted upon by written consent) or abstaining or withholding authority, as the case may be, with respect to a particular matter shall equal to product of (x) the total number of Mirrored Shares held by the Trust as of such record date and (y) a fraction the numerator of which is the aggregate number of shares of Common Stock voted in such manner (or acted upon by written consent) or abstaining or withholding authority, as the case may be, with respect to such matter by all stockholders of the Company (other than the Trust) and the denominator of which is the aggregate number of outstanding shares of Common Stock held by all stockholders of the Company (other than the Trust). The Trustee shall devise and implement a procedure to assure confidentiality of any directions given by Eligible Participants in respect of votes. All actions taken by Eligible Participants pursuant to this
Section 4.4(a) shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its affiliates, (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Common Stock held in the Trust, (iii) as may be required by court order or (iv) as otherwise necessary for the Trustee to carry out its responsibilities under this Agreement.

                  (b) Tender or Exchange of Common Stock. If any person shall commence a tender or exchange offer with respect to the Common Stock, the Trustee shall tender or exchange the shares of Common Stock held by the Trust in accordance with the provisions of this Section 4.4(b). As soon as practicable following the commencement of such tender or exchange offer, the Company shall deliver to the Trustee an Eligible Participant Schedule listing the Eligible Participants as of the Commencement of such tender or exchange offer and the number of Directed Shares with respect to which each Eligible Participant is entitled to direct the tender or exchange and shall also furnish to the Trustee such further information as the Trustee determines is necessary for it to perform its responsibilities under this
Section 4.4(b). Each Eligible Participant listed on such Eligible Participant Schedule shall have the right to direct the tender or exchange of that number of shares of Company Stock held by the Trust equal to the number of Directed Shares (as defined in Section 4.4(a) above); and if an Eligible Participant provides directions to the Trustee with respect to the tender or exchange of his or her Directed Shares, the Trustee shall tender or exchange shares of Common Stock held by the Trust which are equal in number to such Directed Shares in accordance with the directions of such Eligible Participant. The number of Mirrored Shares (as defined in Section 4.4(a) above) to be tendered or exchanged shall equal the product of (1) the total number of Mirrored Shares held by the Trust as of the expiration date of such tender or exchange offer and (2) a fraction the numerator of which is the aggregate number of shares of Common Stock tendered or exchanged by all stockholders of the Company (other than the Trust) and the denominator of which is the aggregate number of outstanding shares of Common Stock held by all stockholders of the Company (other than the Trust). The Trustee shall devise and implement a procedure to assure the confidentiality of any directions given by Eligible Participants in response to such offers. All actions taken by Eligible Participants pursuant to this Section 4.4(b) shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its affiliates,
(ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Common stock held in the Trust,
(iii) as may be required by court order or (iv) as otherwise necessary for the Trustee to carry out its responsibilities under this Agreement.

                  (c) Notices and Information Statements. In addition to the information required to be provided by the Committee pursuant to Sections 4.4(a) and 4.4(b) hereof, the Committee shall provide the Trustee in a timely manner with notices and information statements (including proxy statements) when voting rights are to be exercised, and with respect to tender, exchange or similar offers, notices and offer materials, at the same time and in the same manner (except to the extent the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires otherwise) as such notices, information statements and offer materials are provided to shareholders of the Company generally. The Trustee shall, in turn, provide to Eligible Participants all material received from the Committee pursuant to this Section 4.4(c).

                              ARTICLE V

                  CERTAIN ADMINISTRATIVE PROVISIONS

            SECTION 5.1 Form of Participant Schedule. The Trustee may, from time to time, request the Committee to prepare and deliver to the Trustee in accordance with Subsection 5.2 hereof, a schedule (the "Participant Schedule") that sets forth the name of each Participant or such group of Participants and all such other information that the Trustee may need to know in order to carry out the provisions of this Trust Agreement.

            SECTION 5.2 Maintaining the Participant Schedule. At the request of the Trustee, the Committee shall from time to time update the Participant Schedule. Each Participant Schedule shall state the date as of which it applies, and the Trustee shall be entitled to rely upon such Participant Schedule, without a duty of further inquiry, until it receives an updated Participant Schedule bearing a later date. Each Participant Schedule shall contain all information concerning a Participant and all such other information which the Trustee will need to complete its responsibilities under this Trust Agreement.


                             ARTICLE VI

                      TERMINATION AND AMENDMENT

            SECTION 6.1 Termination. The Trust shall be terminated on the earlier of the fifteenth anniversary of the date hereof or the date on which any of the following events occurs (the "Termination Date"): (a) the Company's contractual obligations under the Plans are satisfied in full;
(b) the Trust Corpus is exhausted; (c) the Department of Labor or a court of competent jurisdiction has determined that the assets of the Trust are subject to Part 4 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (d) the Internal Revenue Service or a court of competent jurisdiction has determined that any portion of the Trust Corpus is presently taxable to any Participant or Beneficiary; or (e) the date of occurrence of a Change in Control (as defined in Section 6.2(c) hereof). Upon termination of the Trust, any remaining portion of the Trust Corpus shall be applied as expeditiously as possible as follows: first, to satisfy any outstanding principal and interest on the Note (and the Trustee shall dispose of a sufficient number of shares of Common Stock (or, if applicable, property received in exchange for Common Stock in connection with a Change in Control), either on the open market or in privately negotiated transactions with one or more third parties (other than the Company), so that, when added to any cash and Cash Equivalents then held in the Trust, will enable the Trustee to satisfy such principal and interest); second, the remaining shares of Common Stock and other assets constituting the Trust Corpus shall be transferred to the Administrator or Director to be distributed in the form of Common Stock or cash (as provided pursuant to the terms of a particular Plan) to Participants as provided in, and in the order set forth in, Section 3.2(b) hereof; and thereafter, any remaining shares of Common Stock or other assets constituting the Trust Corpus shall be transferred to the Director to be used (as determined by the Committee, taking into account the best interests of a broad cross- section of employees of the Company) solely to fund or provide benefits to employees of the Company under separately-established, bona fide Company compensation or benefit plans and for contractual or other compensation or benefit obligations of the Company (other than Plans), it being understood that this Trust creates no rights to the Trust Corpus separate and apart from rights derived from an underlying, independent compensation or benefit plan or contractual or other compensation or benefit obligation of the Company. For purposes of the Committee's determinations as to the application of the Trust Corpus upon termination of the Trust, only compensation or benefit obligations that arise legitimately in the ordinary course of business of the Company shall be deemed "bona fide". In no event shall the Company receive any distribution of the Trust Corpus upon termination of the Trust, except in repayment of unpaid principal and interest due under the Note.

            SECTION 6.2 Amendment. (a) The Company may amend this Trust Agreement, by written instrument executed and duly authorized by the Company; provided however, that a revision to Exhibit A hereto which adds Plans thereto or deletes Plans therefrom, may be made only if (1) at least one Plan does not constitute an employee benefit plan (within the meaning of ERISA) and (2) in making any such revision the Company acts in good faith, taking into account the best interests of a broad cross-section of employees of the Company; and provided, further, however, that no such amendment shall accelerate the Termination Date, materially alter the provisions of Sections 2.2, 3.1, 3.2, 4.3, 4.4 or 6.1 hereof or this
Section 6.2 or permit the Company to receive any distribution of the Trust Corpus except in repayment of unpaid principal and interest due under the Note or any subsequent indebtedness incurred by the Trustee; and provided, further, however, that no amendment to this Trust Agreement pursuant to this Section 6.2(a) or Section 6.2(b) hereof shall modify the responsibilities or duties of the Trustee without its written consent.

                  (b) Notwithstanding Section 6.2(a) hereof, (1) the Company may amend this Trust Agreement from time to time in such a manner as may be necessary, in the opinion of independent counsel, to prevent this Trust Agreement or the Trust from becoming subject to ERISA or to prevent the current taxation of the Trust Fund to any Participant or Beneficiary;
(2) the Company may amend this Trust Agreement to authorize the Trustee to undertake future borrowings to acquire additional shares of Common Stock; provided, however, that such borrowings are on terms and are subject to limitations and restrictions consistent in all material respects with those applicable to the borrowing evidenced by the Note; (3) the Company may amend the provisions of Section 4.4 to include as Eligible Participants those participants in one or more tax-qualified defined contribution plans maintained by the Company and to have the shares of Common Stock allocated to the accounts of such participants in such plans taken into account for purposes of applying the provisions of said Section 4.4; and (4) this Trust Agreement may be amended in any respect (other than to permit the Company to receive any distribution of the Trust Corpus except in repayment of unpaid principal and interest due under the Note or any subsequent indebtedness incurred by the Trustee), so long as such amendment has been approved by the affirmative vote of Eligible Participants (as defined in this Trust Agreement as in effect prior to March 17, 2000) who, as of a date not earlier than thirty (30) days prior to the date of such amendment, have the right to direct the Trustee with respect to more than fifty percent (50%) of the aggregate number of Directed Shares (as defined in this Trust Agreement as in effect prior to March 17, 2000).

                  (c) For purposes of this Trust Agreement, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                        (i) any Person is or becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act (the "Beneficial Owner"), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities; or

                        (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

                        (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Company or such surviving entity or any parent hereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or become the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 25% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities; or

                        (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

            The Committee shall notify the Trustee promptly in writing upon any Change in Control; the Trustee may conclusively rely upon such notice, and the Trustee shall have no responsibility for independently determining whether any such event has occurred.

                  (d) For purposes of Section 6.2(c) hereof, the term "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (ii) an underwriter temporarily holding securities pursuant to an offering of such securities,
(iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) the Trustee, in its capacity as Trustee of the Trust created hereby.

                             ARTICLE VII

                         GENERAL PROVISIONS

            SECTION 7.1 Certain Provisions Relating to This Trust
Agreement. (a) This Trust Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives.

                  (b) This Trust Agreement shall be governed by and construed in accordance with the laws of Delaware, without reference to any provisions of such laws regarding choice of laws or conflict of laws.

                  (c) In the event that any provision of this Trust Agreement or the application thereof to any person or circumstances shall be determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each other provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

            SECTION 7.2 Notices. Any notice, report, demand or waiver required or permitted hereunder shall be in writing and shall be given personally, delivered by overnight delivery service or sent by telecopier, addressed as follows:

            If to the Company:

                  Snap-On Incorporated
                  P.O. Box 1410
                  Kenosha, Wisconsin  53141-1410
                  Attention: General Counsel

            If to the Trustee:

                  The Northern Trust Company
                  50 S. LaSalle Street
                  Chicago, Illinois  60675
                  Attention:  Mr. John Malusa

Notices shall be effective only upon receipt.

            The Company or Trustee may change the address to which notices, requests and other communications are to be sent to it by giving written notice of such address change to the other parties in conformity with this
Section 7.2.

            SECTION 7.3 Gender and Number. Wherever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Likewise, wherever any words are used herein in the plural form, they shall be construed as though they were also used in the singular form in all cases where they would so apply.

            SECTION 7.4 Headings. The headings and subheadings of this Agreement have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

            SECTION 7.5 No Third Party Beneficiaries. Nothing in this Trust, express or implied, is intended to or shall confer on any particular person, other than the Company and the Trustee, any right, benefit or remedy of any nature whatsoever under or by reason of this Trust, and no such person shall have any right, title or interest in or any claim to the Trust Corpus except as expressly provided herein. In particular, it is the express intent of the parties that (i) this Trust shall not form part of any of the Plans, (ii) neither any Plan nor any Participant in any of the Plans (nor any Beneficiary of such Participant) shall have any right, title or beneficial ownership or other interest in or any claim (preferred or otherwise) to the Trust Corpus, nor, except as otherwise expressly provided herein, shall any such participant have any right to compel, restrain or otherwise direct the exercise of the respective powers of Trustee and the Company hereunder, it being understood that the rights of each such Participant (and Beneficiary) shall be determined in accordance with the provisions of the Plans and (iii) except as otherwise expressly provided herein, the Trust Corpus shall not be deemed to be held under any trust for the benefit of any such Participant (or Beneficiary) or to be collateral security for the performance of the obligations of the Company.

            SECTION 7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together constitute but one instrument, which may be sufficiently evidenced by any counterpart.

            SECTION 7.7 Successors. Effective upon consolidation of the Company with, or merger of the Company with or into, any corporation or corporations or other entity or entities, or any sale or conveyance of all or substantially all of the assets of the Company, the Trustee shall deal with the corporation formed by such consolidation, or with or into which the Company is merged, or the person that acquires the assets of the Company, on the same basis as it dealt with the Company prior to such transactions and, in such event, the term "Company" within this Agreement shall mean such corporation or person.

            SECTION 7.8 Grantor Trust. The Trust shall be treated as a grantor trust of the Company under the Code, and the Company shall take into account in computing its tax liability, those items of income, deductions and credits against tax attributable to assets held in the Trust to which the Company would have been entitled had the Trust not been in existence. The Trustee shall notify the Company promptly after it becomes aware of any tax liability assessed against, or imposed upon, the Trust or the Trustee in its capacity as Trustee of the Trust. The Company shall be responsible for all matters in respect of such assessment or imposition, and shall have sole responsibility for any defense in connection therewith. Payments in respect of any tax liability of the Company arising in connection with earnings, gains or activities relating to the Trust, including, without limitation interest and penalties, shall be made by the Company. The Company shall also be responsible for directing the Trustee with respect to any tax withholding and filing applicable to any distributions from the Trust.

            IN WITNESS WHEREOF, the parties have caused this Agreement, to be executed in their respective names by their duly authorized officers on the day and year first above written.

                            SNAP-ON INCORPORATED


                            By: /s/ Susan F. Marrinan
                                -----------------------------------
                                Name:  Susan F. Marrinan
                                Title: Vice President, Secretary
                                       and General Counsel


                            THE NORTHERN TRUST COMPANY,
                                solely in its capacity as
                                trustee under this Trust
                                Agreement


                            By: /s/ M. Curtis Pence
                                ------------------------------------
                                 Name:  M. Curtis Pence
                                 Title: Vice President



                                                            EXHIBIT A


                            PLANS/ADMINISTRATOR


-------------------------------------------------------------------------------
         Plan                                              Administrator
         ----                                              -------------
-------------------------------------------------------------------------------
Snap-on Incorporated 401(k) Personal Savings         The Company
Plan

-------------------------------------------------------------------------------
Snap-on Incorporated 401(k) Personal                 The Company
Plan for Collective Bargained Employees

-------------------------------------------------------------------------------
Snap-on Tools Company 401(k) Matching Plan           The Company

-------------------------------------------------------------------------------
Snap-on Incorporated 401(k) Savings Plan             The Company
for Subsidiaries

-------------------------------------------------------------------------------
Snap-on Incorporated Employee Stock Ownership        President of the Company
Plan

-------------------------------------------------------------------------------
Snap-on Incorporated Franchised Dealer Stock         President of the Company
Ownership Plan

-------------------------------------------------------------------------------
Snap-on Incorporated Deferred Compensation           A Committee consisting of
Plan                                                 the Organization &
                                                     Executive Compensation
                                                     Committee

-------------------------------------------------------------------------------
Amended and Restated Snap-on Incorporated            A Committee of the Board
1986 Incentive Stock Option Plan                     of Directors (the
                                                     President and the
                                                     Chairman of the O&E
                                                     Committee)

-------------------------------------------------------------------------------
Snap-on Incorporated Supplemental Retirement         The Company
Plan for Officers

-------------------------------------------------------------------------------
Snap-on Incorporated Retirement Plan                 The Company
Administrative and Field Employees

-------------------------------------------------------------------------------
Snap-on Incorporated Retirement Plan                 The Company
Employees

-------------------------------------------------------------------------------
Snap-on Incorporated Comprehensive Health            The Company
Benefits Program for Retirement
Employees (Plan 546)

-------------------------------------------------------------------------------
Snap-on Incorporated Comprehensive Health            The Company
Benefits Program for Active Employees
(Plan 545)

-------------------------------------------------------------------------------
All compensation, bonus and other pay-related        The Company
programs sponsored by Snap-on Incorporated and/or its Subsidiaries for employees generally

-------------------------------------------------------------------------------
All other Health and Welfare1 and Retirement2        The Company
Benefit Plans sponsored by Snap-on Incorporated and/or its Subsidiaries for employees generally

-------------------------------------------------------------------------------


            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective names by their duly authorized officers on the day and year first above written.

                            SNAP-ON INCORPORATED



                            By: /s/ Susan F. Marrinan
                                -------------------------------------------
                                Name:  Susan F. Marrinan
                                Title: Vice President, Secretary
                                       and General Counsel


                              THE NORTHERN TRUST COMPANY,
                                solely in its capacity as trustee under this Trust Agreement


                            By: /s/ M. Curtis Pence
                                -------------------------------------------
                                Name: M. Curtis Pence
                                Title:  Vice President

--------
1 As used herein, these terms have the meaning ascribed to them under ERISA.